UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2006

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 19, 2006, the Company appointed Jack Goldstein, Ph.D. as a member of the Company’s Board of Directors. Dr. Goldstein was also appointed to serve on the Audit Committee of the Board. A press release, dated May 22, 2006, announcing Dr. Goldstein’s appointment to the Board, is attached as Exhibit 99 to this Report and is incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99	Press Release, dated May 22, 2006, announcing the appointment of Jack Goldstein, Ph.D. to the Board of Directors of OraSure Technologies, Inc.

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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: May 22, 2006	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

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Index to Exhibits

Exhibit No.	Description
99	Press Release, dated May 22, 2006, announcing the appointment of Jack Goldstein, Ph.D. to the Board of Directors of OraSure Technologies, Inc.

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